SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2005

SIMEX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26599	58-2465647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4279 Roswell Road, Suite 102-251, Atlanta, GA 30342

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (404) 256-6531

 4940 Peachtree Industrial, Blvd., Suite 360, Norcross, GA 30071

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Effective January 5, 2005, Fred J. Griffin, Chief Financial Officer of Simex Technologies, Inc., was terminated for cause. Timothy A. Holly, President and Chief Executive Officer, will also serve as Chief Financial Officer while a replacement for Mr. Griffin is sought.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 5, 2005, Fred J. Griffin, Chief Financial Officer of Simex Technologies, Inc., was terminated for cause. Timothy A. Holly, President and Chief Executive Officer, will also serve as Chief Financial Officer while a replacement for Mr. Griffin is sought.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SIMEX Technologies, Inc.

By:	/s/ Timothy A. Holly
Timothy A. Holly
President/Chief Executive Officer/Chief Financial Officer

Dated: January 5, 2005